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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    Date of Report (Date of Event Reported):
                                 August 23, 2001

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                                 TELIGENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



        000-23387                                       54-1866562
    ------------------                          ---------------------------
  (Commission File Number)                    (IRS Employer Identification No.)



                               8065 Leesburg Pike
                                    Suite 400
                             Vienna, Virginia 22182
                    (Address of principal executive offices)
                                   (Zip Code)


        Registrant's telephone number, including area code (703) 762-5100


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Item 5.  Other Events

On August 23, 2001, the Registrant and certain of its domestic subsidiaries entered into an Asset Purchase Agreement with Teligent Acquisition Corp. ("TAC"). On September 4, 2001, this agreement was amended and restated (the "Agreement") following an August 30, 2001 hearing of the Bankruptcy Court for the Southern District of New York. A copy of the Agreement is attached hereto as
Exhibit 2.1. Under the terms of the Agreement, TAC has agreed to purchase substantially all of the Registrant's domestic assets, other than those assets related to its enterprise businesses, for a purchase price of $112.5 million in cash and $5 million in common stock. Mr. James Continenza, currently the Chief Operating Officer and a director of the Registrant, and Mr. Stuart Kupinsky, currently a Senior vice President, General Counsel and Secretary of the Registrant, are each subject to employment agreements with TAC contingent upon the closing of the transaction, as more fully described in the Agreement.

The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report which are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits


2.1 First Amended and Restated Asset Purchase Agreement, dated as of September 4, 2001, by and among Teligent, Inc., Teligent Services, Inc., Quadrangle Investments, Inc., BackLink, L.L.C., JTel, L.L.C., KatLink, L.L.C., Teligent Telecommunications, L.L.C., Teligent License Co. I, L.L.C., Teligent License Co. II, L.L.C., Teligent Communications, L.L.C., Teligent of Virginia, Inc., and Teligent Acquisition Corp.

99.1    Press release, dated August 24, 2001.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TELIGENT, INC.


Dated:   September 6, 2001                  By: /s/ Terri B. Natoli
                                                ------------------------------
                                            Name:  Terri B. Natoli
                                            Title: Vice President
                                                   and Assistant Secretary



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                                  EXHIBIT INDEX

Exhibit Number                             Description
--------------                             -----------
2.1            First Amended and Restated Asset Purchase Agreement, dated as of
               September 4, 2001, by and among Teligent, Inc., Teligent
               Services, Inc., Quadrangle Investments, Inc., BackLink, L.L.C.,
               JTel, L.L.C., KatLink, L.L.C., Teligent Telecommunications,
               L.L.C., Teligent License Co. I, L.L.C., Teligent License Co. II,
               L.L.C., Teligent Communications, L.L.C., Teligent of Virginia,
               Inc., and Teligent Acquisition Corp. The Registrant will furnish a copy of any omitted schedules or exhibits to the Commission upon request.

99.1           Press release, dated August 24, 2001.